SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: - March 29, 2001

                                BIORELEASE CORP.
                                 ---------------
               (Exact name of registrant as specified in charter)


    Delaware                 0-15260                   88-0218411
    --------                 -------                   ----------
  Jurisdiction of        Commission File             I. R. S. Employer
    Incorporation             Number                  Identification
                                                          Number

               340 Granite Street, Suite 200, Manchester, NH 03102
               ---------------------------------------------------
                    (Address of principal executive offices)

                         Registrant's telephone number:
                                 (603) 641-8443

Item 5.  Other Events

On February 2, 2001 the Company entered into a non-binding letter of intent with Electric Energy Storage Corporation ("EES") of Humble, Texas. The letter of intent was subject to completing a definitive agreement on or before February 17th, such date subsequently extended to March 3rd, 2001. Due diligence regarding EES and its technology base continued up to and past the March 3rd date. On March 23rd, 2001 the Company served notice on EES that it would not proceed with the reverse acquisition. The Company is currently in discussions with several companies about a possible business relationship.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BIORELEASE CORP

                                                  /s/ R. Bruce Reeves, President
                                                  ------------------------------
Dated:        March 29, 2001